UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6490

Dreyfus Premier International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier Greater China Fund

ANNUAL REPORT October 31, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review and Approval
of the Fund's Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Greater China Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Greater China Fund, covering the 12-month period from November 1, 2004, through October 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Adrian Au.

The global economy once again demonstrated its resiliency over the past year, expanding at a steady pace despite the headwinds of soaring energy prices, higher U.S. interest rates and the dislocations caused by a series of natural disasters. Unlike the U.S. stock market, which traded within a relatively narrow range for much of 2005, international stocks rallied amid improving business conditions in many regions, particularly the emerging markets of Asia, Latin America and Eastern Europe. However, a strengthening U.S. dollar relative to other major currencies eroded some of those returns for U.S. investors.

As the end of 2005 approaches, investors' reactions to changes in the economic outlook for the United States and China, as well as the effects of higher fuel and commodity prices on inflation, may set the tone for the international markets in 2006. As always, we encourage you to talk to your financial advisor, who can help you diversify your portfolio in a way that allows you to participate in the longer-term gains of the world's financial markets while providing a measure of protection from shorter-term volatility.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation November 15, 2005

DISCUSSION OF FUND PERFORMANCE

Adrian Au, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2005, the fund's Class A, B, C, R and T shares produced total returns of –0.29%, –1.08%, –1.07%, –0.04% and –0.58%, respectively.1 The fund's benchmark, the Hang Seng Index,produced a total return of 14.27% for the same period.2The Hang Seng Index was mainly affected by the performance of China Mobile, which has a 16% weighting in the index.The top five companies in the index have a 61% weighting. China Mobile rose over 50%, thereby contributing to over 8% of the rise of the Hang Seng Index.

The fund invests in a range of companies operating in China and does not intend to mirror any particular benchmark. Despite China's continuing economic strength, its stock market lagged other emerging markets during the reporting period, as worries regarding a more moderate economic growth rate weighed on investor sentiment. Tight bank lending and liquidity was a major contributing factor to the fund's returns lagging the benchmark, primarily due to its focus on midcap stocks during a period in which investors strongly favored large-cap stocks.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. The fund normally invests at least 80% of its assets in stocks of companies that (i) are principally traded in China, Hong Kong or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China.The fund's investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.To determine where the fund will invest, we analyze several factors, including economic and political trends in Greater China; the current financial condition and future prospects of individual companies and sectors in the region; and the valuation of one market or company relative to that of another.

We generally seek companies with accelerating earnings outlooks and whose share prices appear to be reasonably valued relative to their growth potential. Characteristics of such companies include high-quality management with a commitment to increasing shareholder

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which the fund invests have leadership potential in their respective industries, with strong recognition.

Many of the securities in which the fund invests are denominated in non-U.S. dollars, such as Hong Kong dollars or Taiwan dollars.To protect the fund against potential depreciation of the region's currencies versus the U.S. dollar, the fund may engage in currency hedging.

What other factors influenced the fund's performance?

China's economy has continued to grow at a rate that is roughly three times greater than that of the U.S. economy. Because investors appear to expect such strong data, any hint that China's growth could moderate — whether from government policy, rising interest rates or a slowdown in China's key export markets in other parts of the world — tends to make investors nervous.This proved to be the case during the reporting period, causing China's domestic stock market to lag most other emerging markets. Hong Kong, however, benefited from a few key stocks such as oils and telecom.

The fund's returns trailed the benchmark for a number of reasons. First, the fund emphasized on midsize companies, while the benchmark had a concentrated large-capitalization bias. Large-cap stocks had a major advantage during the reporting period, primarily due to currency reform in China. After 10 years of a fixed exchange rate pegged to the U.S. dollar, the People's Bank of China revaluated the renminbi by 2% and pegged it to a basket of currencies. The revaluation attracted foreign investment primarily into asset stocks including property companies as well as larger telecommunications and oil companies that are key components of the benchmark.

Secondly, our small investment (4.5%) in the "domestic B share" market was hurt by Chinese government action. Some Chinese companies issue three classes of stock – A, B and H.The first two are listed in China and the third is listed on the Hong Kong exchange. The Chinese government divested its holdings in "A" shares, compensating shareholders for the decline in price. However,"B" shares received no compensation, disappointing investors.

On a more positive note, the fund's investment in Internet companies such as Tencent Holdings, an Internet service provider with 170 million active users, proved beneficial. The Internet reaches only a small portion of China's population, so the company's growth potential is sig-nificant.The power equipment manufacturing sector also benefited the fund's performance as infrastructure development is reviving with additional government investment in this area. China has been increasing its installed electricity capacity using domestically made generators and turbines. One of the larger manufacturers, Dongfang Electrical Machineries, enjoyed a significant earnings recovery as higher-priced projects began and steel prices moderated. Finally, companies that provide support services to businesses saw strong secular growth, and shares of FU JI Food & Catering Services Holdings, which provides catering services to factories in China, rose sharply during the reporting period.

What is the fund's current strategy?

While we believe that China's economic growth rate may slow down slightly in the next couple of years, we do not believe that a cooling-off to a less torrid growth rate would cause long-term damage to the stock market, as some fear. We believe there are numerous opportunities to participate in China's development. We have identified a number of opportunities in the energy, utilities, Internet telecommunications and health care sectors.We have continued to have about 50% of the portfolio in midcap stocks, which we believe can increase their revenues and profits significantly over the next few years.

November 15, 2005

Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
A significant portion of the fund's past performance was attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
[2]	SOURCE: BLOOMBERG L.P. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Hang Seng Index is a capitalization-weighted index of approximately 33 companies that represent 70 percent of the total market capitalization of the
Stock Exchange of Hong Kong.The components of the index are divided into 4 subindices:
Commerce, Finance, Utilities and Properties.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Greater China Fund Class A shares, Class B shares, Class C shares and Class R shares and the Hang Seng Index

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
A significant portion of the fund's past performance was attributable to positive returns from its initial public offering
(IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Greater China Fund on 5/12/98 (inception date) to a $10,000 investment made in the Hang
Seng Index (the "Index") on that date. For comparative purposes, the value of the Index on 4/30/98 is used as the beginning value on 5/12/98. All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class R shares shown above due to differences in charges and expenses.
The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a capitalization-weighted index of approximately
33 companies that represent 70 percent of the total market capitalization of the Stock Exchange of Hong Kong.The components of the Index are divided into four subindices: Commerce, Finance, Utilities and Properties.The Index does not take into account charges, fees and other expenses.The Index reflects reinvestment of net dividends and where applicable, capital gain distributions. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/05

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	5/12/98	(6.03)%	6.59%	10.02%
without sales charge	5/12/98	(0.29)%	7.86%	10.90%
Class B shares
with applicable redemption charge †	5/12/98	(5.00)%	6.71%	10.19%
without redemption	5/12/98	(1.08)%	7.02%	10.19%
Class C shares
with applicable redemption charge ††	5/12/98	(2.05)%	7.02%	10.04%
without redemption	5/12/98	(1.07)%	7.02%	10.04%
Class R shares	5/12/98	(0.04)%	8.19%	11.22%
Class T shares
with applicable sales charge (4.5%)	3/1/00	(5.07)%	6.78%	(2.47)%
without sales charge	3/1/00	(0.58)%	7.77%	(1.68)%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Greater China Fund from May 1, 2005 to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.39	$ 14.17	$ 14.03	$ 9.18	$ 11.31
Ending value (after expenses)	$936.00	$932.10	$932.10	$936.80	$934.30

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 10.82	$ 14.75	$ 14.60	$ 9.55	$ 11.77
Ending value (after expenses)	$1,014.47	$1,010.54	$1,010.69	$1,015.73	$1,013.51

† Expenses are equal to the fund's annualized expense ratio of 2.13% for Class A, 2.91% for Class B, 2.88% for Class C, 1.88% for Class R and 2.32% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2005
Common Stocks—92.0%	Shares	Value ($)

China—41.4%
Aluminum Corp. of China, Cl. H	6,102,000	3,660,255
BOE Technology Group, Cl. B	17,551,667	2,286,788
China Construction Bank, Cl. H	7,360,000	2,231,166
China Fire Safety Enterprise Group Holdings	10,300,000	916,796
China Life Insurance, Cl. H	3,330,000	2,448,529
China Oilfield Services, Cl. H	6,848,000	2,517,647
China Shineway Pharmaceutical Group	5,674,000	2,378,805
China Shipping Development, Cl. H	2,510,000	1,764,641
Dongfang Electrical Machinery, Cl. H	3,042,000	2,374,110
FU JI Food & Catering Service Holdings	1,795,000	2,037,668
Golden Meditech	9,792,000	1,717,895
Golding Soft	5,220,000 [a]	11,447
Harbin Power Equipment, Cl. H	5,930,000	2,753,870
Jiangxi Copper, Cl. H	5,070,000	2,403,541
PetroChina, Cl. H	6,036,000	4,593,963
Shandong Chenming Paper Holdings, Cl. B	749,722	285,304
Shanghai Zhenhua Port Machinery, Cl. B	3,059,058	2,468,660
Shenzen Expressway, Cl. H	5,534,000	1,749,007
Sichuan Expressway, Cl. H	4,408,000	585,686
Tencent Holdings	4,351,000	4,518,260
Tom Online	8,724,000 [a]	1,890,650
Tong Ren Tang Technologies, Cl. H	1,405,000	2,483,037
Weichai Power, Cl. H	1,146,000	2,187,926
Yantai Changyu Pioneer Wine, Cl. B	508,587	852,894
ZTE, Cl. H	790,400	2,334,902
		53,453,447
Hong Kong—36.1%
Beijing Enterprises Holdings	992,000	1,516,409
Cheung Kong Holdings	400,000	4,164,087
China Mobile (Hong Kong)	840,000	3,738,390
China Overseas Land & Investment	3,950,000	1,210,172
China Resources Power Holdings	3,666,000	2,199,033

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

Hong Kong (continued)
China Sciences Conservational Power	19,450,000	[a,b]	878,160
CNOOC	4,403,000		2,839,912
Hang Lung Properties	1,260,000		1,812,307
Henderson Land Development	372,000		1,657,972
Hongkong Land Holdings	1,336,000		3,820,960
HSBC Holdings	300,000		4,694,272
Hua Han Bio-Pharmaceutical Holdings, Cl. H	12,708,000		1,262,276
Hutchison Whampoa (warrants)	13,010,000	[a]	238,315
JCG Holdings	2,664,000		2,646,130
Lifestyle International Holdings	1,748,500		2,526,213
Lung Kee (Bermuda) Holdings	4,750,000		3,553,922
Playmates Holdings	14,838,000		2,239,481
TAI Cheung Holdings	1,584,000		776,471
Victory City International Holdings	9,510,000		2,392,220
Wing Hang Bank	359,000		2,440,570
			46,607,272
Taiwan—12.8%
Advanced Semiconductor Engineering	4,399,266		2,681,400
Compal Communications	900,500		2,804,711
Compal Electronics	2,682,500		2,366,571
CTCI	3,733,720		1,429,990
Everlight Electronics	426		679
Far Eastern Department Stores	3,282,000		1,628,699
Hotai Motor	1,133,000		2,802,826
MediaTek	323,000		2,787,014
			16,501,890

10

Common Stocks (continued)	Shares		Value ($)

United States—1.7%
Far East Energy	1,250,000	[a]	2,187,500
Far East Energy (warrants)	625,000	[a]	—
			2,187,500

Total Investments (cost $117,610,313)	92.0%		118,750,109
Cash and Receivables (Net)	8.0%		10,324,788
Net Assets	100.0%		129,074,897

[a] Non-income producing. [b] The value of this security has been determined in good faith under the direction of the Board of Directors.
Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	21.7	Healthcare	6.1
Industrial	13.9	Utilities	5.9
Technology	12.8	Telecom	3.0
Materials	10.0	Consumer Staples	1.3
Consumer Discretionary	9.6
Energy	7.7		92.0

† Based on net assets. See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES October 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	117,610,313	118,750,109
Cash denominated in foreign currencies	8,074,934	8,071,989
Dividends receivable		69,658
Receivable for investment securities sold		4,298,886
Receivable for shares of Common Stock subscribed		218,877
Prepaid expenses		17,533
		131,427,052

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		238,653
Cash overdraft due to Custodian		462,957
Payable for investment securities purchased		914,263
Payable for shares of Common Stock redeemed		525,729
Accrued expenses		210,553
		2,352,155

Net Assets ($)		129,074,897

Composition of Net Assets ($):
Paid-in capital		129,318,649
Accumulated undistributed investment income—net		51,789
Accumulated net realized gain (loss) on investments		(1,432,875)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		1,137,334

Net Assets ($)		129,074,897

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	65,370,581	20,160,245	39,747,923	3,178,770	617,378
Shares Outstanding	3,384,036	1,087,997	2,143,713	162,513	32,646

Net Asset Value
Per Share ($)	19.32	18.53	18.54	19.56	18.91

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended October 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $152,399 foreign taxes withheld at source)	3,906,039
Interest	1,886
Total Income	3,907,925
Expenses:
Investment advisory fee—Note 3(a)	1,874,997
Shareholder servicing costs—Note 3(c)	667,298
Distribution fees—Note 3(b)	510,172
Custodian fees	334,560
Registration fees	66,820
Prospectus and shareholders' reports	42,710
Professional fees	40,610
Directors' fees and expenses—Note 3(d)	30,570
Miscellaneous	20,877
Total Expenses	3,588,614
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(5,102)
Net Expenses	3,583,512
Investment Income—Net	324,413

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(121,618)
Net realized gain (loss) on forward currency exchange contracts	(270,690)
Net Realized Gain (Loss)	(392,308)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(378,635)
Net Realized and Unrealized Gain (Loss) on Investments	(770,943)
Net (Decrease) in Net Assets Resulting from Operations	(446,530)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2005	2004

Operations ($):
Investment income—net	324,413	899,227
Net realized gain (loss) on investments	(392,308)	(400,644)
Net unrealized appreciation
(depreciation) on investments	(378,635)	(5,651,270)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(446,530)	(5,152,687)

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(478,111)	(91,264)
Class B shares	(17,881)	—
Class C shares	(42,014)	(5,190)
Class R shares	(40,559)	(8,663)
Class T shares	(3,939)	(465)
Net realized gain on investments:
Class A shares	(603,177)	(412,697)
Class B shares	(183,278)	(91,748)
Class C shares	(362,645)	(210,736)
Class R shares	(38,686)	(23,881)
Class T shares	(6,946)	(4,117)
Total Dividends	(1,777,236)	(848,761)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	25,455,808	78,450,964
Class B shares	5,054,046	19,920,859
Class C shares	14,064,308	41,279,005
Class R shares	808,053	8,924,974
Class T shares	1,156,807	1,802,812

14

	Year Ended October 31,

	2005	2004

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	824,935	383,253
Class B shares	152,463	61,671
Class C shares	219,860	144,305
Class R shares	68,811	28,793
Class T shares	7,761	4,479
Cost of shares redeemed:
Class A shares	(30,046,440)	(39,661,537)
Class B shares	(5,243,336)	(4,554,206)
Class C shares	(14,070,703)	(13,508,216)
Class R shares	(2,597,821)	(5,269,158)
Class T shares	(1,359,927)	(1,173,834)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(5,505,375)	86,834,164
Total Increase (Decrease) in Net Assets	(7,729,141)	80,832,716

Net Assets ($):
Beginning of Period	136,804,038	55,971,322
End of Period	129,074,897	136,804,038
Undistributed investment income—net	51,789	578,892

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	1,219,692	3,742,736
Shares issued for dividends reinvested	39,641	19,584
Shares redeemed	(1,442,338)	(1,932,729)
Net Increase (Decrease) in Shares Outstanding	(183,005)	1,829,591

Class B [a]
Shares sold	251,559	973,776
Shares issued for dividends reinvested	7,589	3,254
Shares redeemed	(261,481)	(232,597)
Net Increase (Decrease) in Shares Outstanding	(2,333)	744,433

Class C
Shares sold	698,048	2,036,870
Shares issued for dividends reinvested	10,933	7,611
Shares redeemed	(703,339)	(679,968)
Net Increase (Decrease) in Shares Outstanding	5,642	1,364,513

Class R
Shares sold	38,181	415,887
Shares issued for dividends reinvested	3,272	1,457
Shares redeemed	(123,086)	(254,213)
Net Increase (Decrease) in Shares Outstanding	(81,633)	163,131

Class T
Shares sold	55,136	83,926
Shares issued for dividends reinvested	380	233
Shares redeemed	(67,284)	(55,383)
Net Increase (Decrease) in Shares Outstanding	(11,768)	28,776

[a] During the period ended October 31, 2005, 15,623 Class B shares representing $315,213 were automatically converted to 15,037 Class A shares and during the period ended October 31, 2004, 12,136 Class B shares representing $250,968 were automatically converted to 11,723 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended October 31,

Class A Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	19.64	19.18	12.26	12.32	18.20
Investment Operations:
Investment income—net [a]	.12	.21	.10	.09	.03
Net realized and unrealized
gain (loss) on investments	(.15)	.48	6.88	(.11)	(1.24)
Total from Investment Operations	(.03)	.69	6.98	(.02)	(1.21)
Distributions:
Dividends from investment income—net	(.13)	(.04)	(.06)	(.04)	—
Dividends from net realized
gain on investments	(.16)	(.19)	—	—	(4.67)
Total Distributions	(.29)	(.23)	(.06)	(.04)	(4.67)
Net asset value, end of period	19.32	19.64	19.18	12.26	12.32

Total Return (%) [b]	(.29)	3.70	57.25	(.19)	(10.04)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.05	2.09	2.82	3.80	4.63
Ratio of net expenses
to average net assets	2.04	2.09	2.25	2.25	2.25
Ratio of net investment income
to average net assets	.56	1.02	.68	.61	.19
Portfolio Turnover Rate	178.32	154.41	194.40	327.93	553.68

Net Assets, end of period ($ x 1,000)	65,371	70,072	33,324	5,165	3,151

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	18.89	18.56	11.89	12.00	17.97
Investment Operations:
Investment income (loss)—net [a]	(.05)	.08	.00[b]	(.01)	(.07)
Net realized and unrealized
gain (loss) on investments	(.13)	.44	6.67	(.10)	(1.23)
Total from Investment Operations	(.18)	.52	6.67	(.11)	(1.30)
Distributions:
Dividends from investment income—net	(.02)	—	—	—	—
Dividends from net realized
gain on investments	(.16)	(.19)	—	—	(4.67)
Total Distributions	(.18)	(.19)	—	—	(4.67)
Net asset value, end of period	18.53	18.89	18.56	11.89	12.00

Total Return (%) [c]	(1.08)	2.88	56.10	(1.00)	(10.73)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.84	2.87	3.66	4.58	5.40
Ratio of net expenses
to average net assets	2.83	2.86	3.00	3.00	3.00
Ratio of net investment income
(loss) to average net assets	(.23)	.38	.01	(.08)	(.49)
Portfolio Turnover Rate	178.32	154.41	194.40	327.93	553.68

Net Assets, end of period ($ x 1,000)	20,160	20,601	6,420	1,565	947

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended October 31,

Class C Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	18.91	18.57	11.90	12.01	17.98
Investment Operations:
Investment income (loss)—net [a]	(.04)	.07	(.01)	(.00)[b]	(.06)
Net realized and unrealized
gain (loss) on investments	(.15)	.46	6.68	(.11)	(1.24)
Total from Investment Operations	(.19)	.53	6.67	(.11)	(1.30)
Distributions:
Dividends from investment income—net	(.02)	(.00)[b]	(.00)[b]	—	—
Dividends from net realized
gain on investments	(.16)	(.19)	—	—	(4.67)
Total Distributions	(.18)	(.19)	(.00)[b]	—	(4.67)
Net asset value, end of period	18.54	18.91	18.57	11.90	12.01

Total Return (%) [c]	(1.07)	2.90	56.08	(.92)	(10.83)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.82	2.83	3.42	4.55	5.41
Ratio of net expenses
to average net assets	2.82	2.83	2.97	3.00	3.00
Ratio of net investment income
(loss) to average net assets	(.21)	.33	(.08)	(.00)[d]	(.46)
Portfolio Turnover Rate	178.32	154.41	194.40	327.93	553.68

Net Assets, end of period ($ x 1,000)	39,748	40,423	14,363	984	515

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Amount represents less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class R Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	19.88	19.38	12.36	12.41	18.27
Investment Operations:
Investment income—net [a]	.14	.28	.14	.11	.06
Net realized and unrealized
gain (loss) on investments	(.13)	.48	6.97	(.08)	(1.25)
Total from Investment Operations	.01	.76	7.11	.03	(1.19)
Distributions:
Dividends from investment income—net	(.17)	(.07)	(.09)	(.08)	—
Dividends from net realized
gain on investments	(.16)	(.19)	—	—	(4.67)
Total Distributions	(.33)	(.26)	(.09)	(.08)	(4.67)
Net asset value, end of period	19.56	19.88	19.38	12.36	12.41

Total Return (%)	(.04)	3.96	57.93	.10	(9.78)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77	1.80	2.56	3.63	4.42
Ratio of net expenses
to average net assets	1.77	1.80	1.92	2.00	2.00
Ratio of net investment income
to average net assets	.68	1.28	1.04	.78	.46
Portfolio Turnover Rate	178.32	154.41	194.40	327.93	553.68

Net Assets, end of period ($ x 1,000)	3,179	4,854	1,570	310	290

[a] Based on average shares outstanding at each month end. See notes to financial statements.

20

		Year Ended October 31,

Class T Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	19.26	18.83	12.07	12.15	17.99
Investment Operations:
Investment income—net [a]	.17	.18	.21	.10	.01
Net realized and unrealized
gain (loss) on investments	(.27)	.46	6.64	(.13)	(1.18)
Total from Investment Operations	(.10)	.64	6.85	(.03)	(1.17)
Distributions:
Dividends from investment income—net	(.09)	(.02)	(.09)	(.05)	—
Dividends from net realized
gain on investments	(.16)	(.19)	—	—	(4.67)
Total Distributions	(.25)	(.21)	(.09)	(.05)	(4.67)
Net asset value, end of period	18.91	19.26	18.83	12.07	12.15

Total Return (%) [b]	(.58)	3.44	57.16	(.32)	(9.78)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.29	2.43	3.46	5.80	8.28
Ratio of net expenses
to average net assets	2.29	2.40	2.36	2.50	2.50
Ratio of net investment income
to average net assets	.81	.85	1.51	.69	.06
Portfolio Turnover Rate	178.32	154.41	194.40	327.93	553.68

Net Assets, end of period ($ x 1,000)	617	855	295	20	2

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

22

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments in registered investment companies are valued at their net asset value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $51,789, accumulated capital losses $1,137,741 and unrealized appreciation $842,200.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2005. If not applied, the carryover expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2005 and October 31, 2004, were as follows: ordinary income $934,087 and $848,761 and long-term capital gains $843,149 and $0, respectively.

During the period ended October 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $269,012 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2005, the fund did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625% of the value of the fund's average daily net assets.

During the period ended October 31, 2005, the Distributor retained $69,346 and $255 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $94,948 and $26,133 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2005, Class B, Class C and Class T shares were charged $169,959, $337,573 and $2,640, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value

26

of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2005, Class A, Class B, Class C and Class T shares were charged $192,463, $56,653, $112,524 and $2,640, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2005, the fund was charged $128,190 pursuant to the transfer agency agreement.

During the period ended October 31, 2005, the fund was charged $3,143 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $146,732, Rule 12b-1 distribution plan fees $40,866, shareholder services plan fees $28,616, chief compliance officer fees $1,239 and transfer agency per account fees $21,200.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2005, amounted to $253,158,592 and $264,974,125, respectively.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2005, there were no forward currency exchange contracts outstanding.

At October 31, 2005, the cost of investments for federal income tax purposes was $117,905,447; accordingly, accumulated net unrealized appreciation on investments was $844,662, consisting of $11,280,228 gross unrealized appreciation and $10,435,566 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Greater China Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Greater China Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 8, 2005

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2005:

—the total amount of taxes paid to foreign countries was $152,399

—the total amount of income sourced from foreign countries was $208,697

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2005 calendar year with Form 1099-DIV which will be mailed by January 31, 2006.

For the fiscal year ended October 31, 2005, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $726,700 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $.1158 per share as a long-term capital gain distribution of the $.2940 per share paid on December 29, 2004.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on May 24, 2005, the Board considered the re-approval for an annual period of the fund's Investment Advisory Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services, and the Board also considered the approval of the fund's Sub-Investment Advisory Agreement with Hamon U.S. Investment Advisors Limited ("Hamon"), pursuant to which Hamon provides day-to-day management of the fund's investments subject to the Manager's oversight.The Board mem-bers,none of whom are "interested persons"(as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Hamon.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus pursuant to the Investment Advisory Agreement and by Hamon pursuant to the Sub-Investment Advisory Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager. The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the research and portfolio management capabilities of the Manager and Hamon and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and reg-

The Fund 31

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E

F U N D ' S I N V E S T M E N T A DV I S O RY A G R E E M E N T (Unaudited) (continued)

ulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure, as well as the Manager's supervisory activities over Hamon.

Comparative Analysis of the Fund's Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund's performance, investment advisory fee and expense ratio and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members discussed the results of the comparisons for various periods ended March 31, 2005, and noted that the fund's performance was lower than the comparison group and Lipper category averages for each reported time period.The Board also received a presentation from the primary portfolio manager during which he discussed China's economy, the fund's investment strategy and the factors that affected the ability to more promptly improve the fund's relative performance over the past year. Representatives of the Manager stated that, in response to the Board's earlier request, management had been carefully monitoring the performance of the fund's portfolio management team and the securities selection process used in managing the fund's investments. Representatives of the Manager stated that management would continue to monitor the performance of the fund's portfolio manager and report to the Board.The Board members also discussed the fund's investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios for the funds in the comparison group.The Board noted that the Manager, and not the fund, paid Hamon for its services pursuant to the Sub-Investment Advisory Agreement.The fund's investment advisory fee was slightly higher than the average of the investment advisory fees paid by the funds listed in the comparison group. The Board noted that the fund's total expense ratio was higher than the comparison group average but lower than the Lipper category average.

32

Representatives of the Manager noted that there were no other mutual funds, or institutional or wrap fee separate accounts, that were managed by the Manager or its affiliates, with similar investment objectives, policies and strategies as the fund. Representatives of the Manager reviewed with the Board members the fees paid to Hamon by other accounts managed or sub-advised by Hamon with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"). The Manager's representatives explained the nature of the Similar Accounts and the differences in management of the Similar Accounts as compared to managing and providing services to the fund.The Manager's representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to Hamon and discussed the relationship of the advisory fees paid in light of the Manager's and Hamon's performance and the services provided; it was noted that the Similar Accounts paid Hamon management fees that were higher than the fee the Manager paid Hamon with respect to the fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Hamon to evaluate the appropriateness and reasonableness of the fund's advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager's representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connec-

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E

F U N D ' S I N V E S T M E N T A DV I S O RY A G R E E M E N T (Unaudited) (continued)

tion with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager and Hamon from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Hamon pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Hamon's profitability to be relevant to their deliberations.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions,each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Investment Advisory Agreement and Sub-Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

34

  The Board concluded that the nature,extent and quality of the services provided by the Manager and Hamon are adequate and appropriate.
  The Board generally was satisfied with the Manager's efforts to improve the fund's performance, but concluded that it was necessary to continue to closely monitor the performance of the fund and its portfolio management team.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Investment Advisory Agreement with the Manager and Sub-Investment Advisory Agreement with Hamon was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Gordon J. Davis (64)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26
———————
David P. Feldman (65)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
Lynn Martin (65)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women
Other Board Memberships and Affiliations:
• SBC Communications, Inc., Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Member of the Council of Foreign Relations
No. of Portfolios for which Board Member Serves: 11

36

Daniel Rose (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 22
———————
Philip L. Toia (72)
Board Member (1997)
Principal Occupation During Past 5 Years:
• Retired
No. of Portfolios for which Board Member Serves: 11
———————
Sander Vanocur (77)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No.of Portfolios for which Board Member Serves: 22
———————
Anne Wexler (75)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Eugene McCarthy, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

38

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

For More Information

Dreyfus Premier	Custodian

Greater China Fund
The Bank of New York
200 Park Avenue
One Wall Street
New York, NY 10166
New York, NY 10286

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Hamon U.S. Investment Advisors Ltd.	Distributor

4310-4315 Jardine House
Dreyfus Service Corporation
1 Connaught Place, Central
200 Park Avenue
Hong Kong
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0130AR1005

Dreyfus Premier
International
Growth Fund

ANNUAL REPORT October 31, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Financial Futures
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund's Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier International Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Growth Fund, covering the 12-month period from November 1, 2004, through October 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Remi Browne.

The global economy once again demonstrated its resiliency over the past year, expanding at a steady pace despite the headwinds of soaring energy prices, higher U.S. interest rates and the dislocations caused by a series of natural disasters. Unlike the U.S. stock market, which traded within a relatively narrow range for much of 2005, international stocks rallied amid improving business conditions in many regions, particularly the emerging markets of Asia, Latin America and Eastern Europe. However, a strengthening U.S. dollar relative to other major currencies eroded some of those returns for U.S. investors.

As the end of 2005 approaches, investors' reactions to changes in the economic outlook for the United States and China, as well as the effects of higher fuel and commodity prices on inflation, may set the tone for the international markets in 2006. As always, we encourage you to talk to your financial advisor, who can help you diversify your portfolio in a way that allows you to participate in the longer-term gains of the world's financial markets while providing a measure of protection from shorter-term volatility.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation November 15, 2005

2

DISCUSSION OF FUND PERFORMANCE

Remi Browne, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2005, the fund produced total returns of 18.18% for Class A shares, 17.32% for Class B shares, 17.35% for Class C shares, 18.31% for Class R shares and 17.87% for Class T shares.1 This compares with a 18.47% total return produced by the fund's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.2 For comparison purposes, the Morgan Stanley Capital International World ex U.S. Growth Index produced a total return of 18.46% .

During the reporting period, international stocks generally performed better than U.S. securities, propelled by global economic growth and moderate interest rates.The fund also enjoyed good results, but slightly lagged its benchmark, primarily due to an overweight position in the disappointing technology sector.

What is the fund's investment approach?

The fund invests primarily in growth stocks of foreign companies. Normally, the fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

In choosing stocks, we seek to identify companies with positive growth characteristics and improving business momentum that have not been recognized by the market. We look to add value through security selection and focuses on earnings growth (particularly the trend in current earnings and changes in expectations) and valuation (as measured by traditional value measures, such as price-to-earnings, price-to-cash flow and price-to-book value). Companies are then ranked within region, country and economic sector. Higher ranked companies then are reviewed, and an investment decision made, using traditional fundamental techniques.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

Because we employ a growth-oriented strategy, the fund tends to have a higher weighting in technology stocks than its benchmark, which is a blend of growth and value stocks. However, the technology sector continued to trail industry averages during the reporting period, producing only modest gains. Due to sharply higher energy and basic material costs, many businesses postponed orders for new technology products and services, where spending is generally discretionary rather than essential.

In addition, two of the fund's technology holdings saw profits fall due to business reversals. Japan-based Trend Micro, a maker of antiviral software, saw its shares decline after Microsoft entered its market. Canada-based Research In Motion continued to conduct litigation to protect its patent rights to the Blackberry device, and its shares declined after it lost an important courtroom battle.

Growth stocks historically have tended to outperform the value style of investing when earnings gains are scarce and investors put a premium on growth.That was not the case during the reporting period, as corporate profit growth was solid throughout the year and investors shrugged off negative factors, including surging energy prices, natural disasters and terrorist attacks.

Stocks in the energy and basic materials sectors rose sharply during the year, buoyed by an expanding global economy and stronger-than-expected growth in China and other emerging markets.The fund's investment in Oil Search, an Australian oil company, nearly doubled, while Husky Energy, an exploration company based in Canada, saw profits soar. One of the fund's top-performing holdings was Japan-based Mitsubishi, an industrial company that trades raw materials such as copper, iron ore and oil.The company, which is not connected to the automaker of the same name, benefited from rising commodity prices. BHP Billiton, an Australian mining company, benefited from strong appreciation in copper, coal and iron ore prices, as well as an acquisition that boosted earnings.

Not owning certain stocks also influenced the fund's relative performance. Elan, an Irish biotechnology company, was the worst perform-

4

ing stock in the benchmark for the reporting period, and the fund benefited by not owning it. However, the fund sold Toyota Motor during the year due to concerns that the company would have to spend a significant amount to expand production capacity. The stock rallied late in the reporting period to the detriment of the fund.

What is the fund's current strategy?

The fund has continued to focus on individual stock selection, looking for financially sound companies whose revenue and earnings growth potential are above average. We focus primarily on reasonably priced stocks that, in our analysis, fit into broad investment themes that we believe are likely to benefit from long-term trends.

As of the end of the reporting period, a favorable global economy continued to provide an ample selection of stocks meeting our criteria. Japan, the world's second largest economy, is making economic progress after many years in the doldrums. Meanwhile, China continues to grow rapidly, and GDP growth in the United States has remained steady despite rising interest rates. Even Europe is starting to show some improvement. Despite terrorist attacks, natural disasters and surging energy prices, investors appear to be optimistic regarding business prospects throughout the world.

November 15, 2005

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. An investment in this fund should be considered only as a supplement to an overall investment program.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share prices and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World ex U.S.
Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Growth Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International World ex U.S. Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus Premier International Growth Fund on 10/31/95 to a $10,000 investment made in the Morgan Stanley Capital International World ex U.S. Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class T shares will vary from the performance of Class A, Class B, Class C and Class R shares shown above due to differences in charges and expenses.

Effective May 20, 2005, the fund changed its investment approach. Historical performance of the fund for periods before such date reflects the prior approach.

The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities and includes net dividends reinvested.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (5.75%)		11.43%	(3.84)%	2.89%
without sales charge		18.18%	(2.70)%	3.50%
Class B shares
with applicable redemption charge †		13.32%	(3.84)%	3.00%
without redemption		17.32%	(3.58)%	3.00%
Class C shares
with applicable redemption charge ††		16.35%	(3.49)%	2.63%
without redemption		17.35%	(3.49)%	2.63%
Class R shares		18.31%	(2.59)%	3.65%
Class T shares
with applicable sales charge (4.5%)	3/1/00	12.51%	(4.54)%	—	(8.63)%
without sales charge	3/1/00	17.87%	(3.66)%	—	(7.89)%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Growth Fund from May 1, 2005 to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.37	$ 11.85	$ 11.53	$ 6.47	$ 9.79
Ending value (after expenses)	$1,103.20	$1,098.00	$1,099.00	$1,104.50	$1,100.00

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.07	$ 11.37	$ 11.07	$ 6.21	$ 9.40
Ending value (after expenses)	$1,018.20	$1,013.91	$1,014.22	$1,019.06	$1,015.88

† Expenses are equal to the fund's annualized expense ratio of 1.39% for Class A, 2.24% for Class B, 2.18% for Class C, 1.22% for Class R and 1.85% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2005
Common Stocks—94.3%	Shares	Value ($)

Australia—4.1%
BHP Billiton	42,400	658,178
BlueScope Steel	29,700	188,191
Foster's Group	69,100	299,824
Oil Search	66,600	164,417
Rinker Group	20,000	225,328
		1,535,938
Belgium—1.3%
InBev	12,600	503,916
Canada—5.1%
Canadian National Railway	5,000	361,461
Gildan Activewear	8,500 [a]	296,821
Husky Energy	7,100	327,175
Nortel Networks	58,300 [a]	187,810
Research In Motion	2,300 [a]	141,224
Sun Life Financial	6,200	230,921
TELUS	9,900	380,029
		1,925,441
Denmark—2.4%
AP Moller—Maersk	48	434,225
Novo-Nordisk, Cl. B	9,030	462,854
		897,079
Finland—1.8%
Fortum	12,100	214,317
Nokia	27,400	456,070
		670,387
France—10.3%
BNP Paribas	5,832	442,354
Bouygues	6,800	335,723
France Telecom	6,500	168,991
Renault	5,200	450,539
Sanofi-Aventis	7,527	602,962
Schneider Electric	2,400	197,292
Societe Generale	3,750	428,339

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

France (continued)
Total	2,638	662,435
Vivendi Universal	18,600	586,179
		3,874,814
Germany—6.5%
BASF	6,310	455,152
Continental	6,100	466,339
Deutsche Telekom	11,340	200,584
E.ON	4,520	409,727
SAP	1,830	313,160
Schering	6,100	375,412
ThyssenKrupp	10,700	217,365
		2,437,739
Greece—.9%
Coca-Cola Hellenic Bottling	12,800	348,440
Hong Kong—1.5%
China Mobile (Hong Kong)	130,100	579,005
Italy—1.9%
Banca Intesa	83,600	390,486
ENI	11,602	311,097
		701,583
Japan—20.1%
Canon	11,500	599,880
Eisai	11,000	429,167
Fujitsu	43,000	282,319
Honda Motor	10,600	577,528
Hoya	3,700	129,094
Hoya W/I	11,100	384,420
JFE Holdings	14,100	435,002
Kawasaki Kisen Kaisha	29,000	179,934
Matsushita Electric Industrial	11,000	199,931
Mazda Motor	95,000	445,753
Mitsubishi	43,500	841,103
Mitsui & Co.	27,000	330,177
Ono Pharmaceutical	6,700	297,675

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Santen Pharmaceutical	8,900	225,626
Sanyo Shinpan Finance	3,300	238,783
Sumitomo Electric Industries	35,500	464,323
Sumitomo Rubber Industries	19,000	232,183
Takeda Pharmaceutical	9,400	513,763
TV Asahi	100	266,403
Yamada Denki	5,900	515,645
		7,588,709
Netherlands—2.4%
ING Groep	23,800	686,410
Royal Dutch Shell, Cl. A	7,500	231,416
		917,826
Norway—1.4%
Norsk Hydro	2,145	214,655
Orkla	9,100	318,940
		533,595
Singapore—.5%
Keppel	27,000	184,877
Spain—3.8%
ACS	10,800	308,890
Banco Santander Central Hispano	14,700	187,564
Gestevision Telecinco	18,800	417,307
Repsol YPF	17,300	515,335
		1,429,096
Sweden—3.1%
Telefonaktiebolaget LM Ericsson, Cl. B	176,400	576,521
Volvo, Cl. B	14,100	580,462
		1,156,983
Switzerland—8.1%
Baloise Holding	3,650	186,054
Compagnie Financiere Richemont (Units), Cl. A	11,000	418,613
Credit Suisse Group	13,400	592,079
Logitech International	6,200 [a]	234,983
Nestle	1,330	394,996

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Novartis	11,814	635,659
Roche Holding	1,620	242,076
UBS	2,265	192,338
Zurich Financial Services	1,057	180,335
		3,077,133
United Kingdom—19.1%
AstraZeneca	20,500	919,359
Aviva	16,600	196,033
BAE Systems	45,900	268,584
Barclays	16,099	159,618
BP	57,400	634,151
British American Tobacco	26,100	574,391
BT Group	44,600	168,194
Diageo	25,700	379,940
HBOS	11,600	171,388
International Power	56,500	232,077
Old Mutual	88,200	205,738
Rolls-Royce Group	48,000	310,192
Sage Group	53,100	201,659
Schroders	12,300	187,066
Standard Chartered	9,500	199,482
Tesco	72,722	387,229
Vodafone Group	526,132	1,380,974
Xstrata	28,600	654,727
		7,230,802
Total Common Stocks
(cost $29,987,919)		35,593,363

12

Preferred Stocks—.5%	Shares	Value ($)

Germany—.5%
Fresenius
(cost $180,617)	1,440	202,473

	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)

U.S. Treasury Bills;
3.58%, 12/15/2005
(cost $59,737)	60,000 [b]	59,738

Total Investments (cost $30,228,273)	94.9%	35,855,574
Cash and Receivables (Net)	5.1%	1,909,189
Net Assets	100.0%	37,764,763

W/I—When issued. [a] Non-income producing. [b] Held by a broker in a segregated account as collateral for open financial futures positions.
Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Health Care	10.6	Banking	5.3
Telecommunications	9.5	Transportation	3.3
Energy	7.4	Materials and Commodities	3.1
Miscellaneous	7.3	Electrical and Electronics	3.1
Beverages and Tobacco	5.6	Other	28.8
Automobiles	5.5	Futures	.1
Financial Services	5.4		95.0

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF FINANCIAL FUTURES

October 31, 2005

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2005 ($)

Financial Futures Long
MSCI PAN EURO	55	1,305,401	December 2005	12,649
TOPIX	3	373,824	December 2005	14,303
				26,952

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES October 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	30,228,273	35,855,574
Cash		970,478
Cash denominated in foreign currencies	825,767	822,534
Receivable for shares of Common Stock subscribed		258,768
Receivable for investment securities sold		216,243
Dividends receivable		53,862
Receivable for futures variation margin—Note 4		36,162
Prepaid expenses		23,128
		38,236,749

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		37,682
Payable for investment securities purchased		296,389
Payable for shares of Common Stock redeemed		71,504
Accrued expenses		66,411
		471,986

Net Assets ($)		37,764,763

Composition of Net Assets ($):
Paid-in capital		48,162,007
Accumulated undistributed investment income—net		237,365
Accumulated net realized gain (loss) on investments		(16,284,991)
Accumulated net unrealized appreciation
(depreciation) on investments and foreign currency
transactions (including $26,952 net unrealized
appreciation of financial futures)		5,650,382

Net Assets ($)		37,764,763

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	34,063,485	2,418,548	1,209,822	47,082	25,826
Shares Outstanding	3,426,524	263,107	137,913	4,638	2,669

Net Asset Value Per Share ($)	9.94	9.19	8.77	10.15	9.68

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended October 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $93,905 foreign taxes withheld at source)	882,598
Interest	3,137
Total Income	885,735
Expenses:
Investment advisory fee—Note 3(a)	309,820
Shareholder servicing costs—Note 3(c)	178,470
Custodian fees	86,071
Registration fees	49,741
Distribution fees—Note 3(b)	25,758
Auditing fees	23,285
Prospectus and shareholders' reports	21,148
Legal fees	13,938
Directors' fees and expenses—Note 3(d)	11,330
Miscellaneous	18,715
Total Expenses	738,276
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(134,270)
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(1,036)
Net Expenses	602,970
Investment Income—Net	282,765

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	4,064,746
Net realized gain (loss) on forward currency exchange contracts	(124,709)
Net Realized Gain (Loss)	3,940,037
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions (including $26,952 net
unrealized appreciation on financial futures)	3,162,799
Net Realized and Unrealized Gain (Loss) on Investments	7,102,836
Net Increase in Net Assets Resulting from Operations	7,385,601

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2005	2004

Operations ($):
Investment income—net	282,765	406,996
Net realized gain (loss) on investments	3,940,037	11,166,897
Net unrealized appreciation
(depreciation) on investments	3,162,799	(4,092,499)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,385,601	7,481,394

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(980,992)	(890,802)
Class B shares	(32,498)	(44,821)
Class C shares	(14,421)	(17,827)
Class R shares	(334)	(542)
Class T shares	(505)	(23)
Total Dividends	(1,028,750)	(954,015)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	5,966,123	17,707,210
Class B shares	691,625	604,829
Class C shares	367,921	218,371
Class R shares	23,349	2,575
Class T shares	34,268	1,900
Dividends reinvested:
Class A shares	896,746	859,597
Class B shares	27,633	38,480
Class C shares	9,666	13,838
Class R shares	334	542
Class T shares	458	23
Cost of shares redeemed:
Class A shares	(24,119,771)	(8,432,151)
Class B shares	(802,413)	(755,411)
Class C shares	(143,255)	(175,208)
Class R shares	(20)	(8,184)
Class T shares	(14,986)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(17,062,322)	10,076,411
Total Increase (Decrease) in Net Assets	(10,705,471)	16,603,790

Net Assets ($):
Beginning of Period	48,470,234	31,866,444
End of Period	37,764,763	48,470,234
Undistributed investment income—net	237,365	1,025,095

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	643,370	2,215,299
Shares issued for dividends reinvested	98,112	116,793
Shares redeemed	(2,614,513)	(1,049,466)
Net Increase (Decrease) in Shares Outstanding	(1,873,031)	1,282,626

Class B [a]
Shares sold	80,097	81,111
Shares issued for dividends reinvested	3,247	5,609
Shares redeemed	(93,291)	(100,384)
Net Increase (Decrease) in Shares Outstanding	(9,947)	(13,664)

Class C
Shares sold	43,347	30,818
Shares issued for dividends reinvested	1,190	2,109
Shares redeemed	(17,317)	(24,606)
Net Increase (Decrease) in Shares Outstanding	27,220	8,321

Class R
Shares sold	2,469	320
Shares issued for dividends reinvested	36	72
Shares redeemed	(2)	(991)
Net Increase (Decrease) in Shares Outstanding	2,503	(599)

Class T
Shares sold	3,838	242
Shares issued for dividends reinvested	51	3
Shares redeemed	(1,633)	—
Net Increase (Decrease) in Shares Outstanding	2,256	245

[a] During the period ended October 31, 2005, 54,558 Class B shares representing $467,559 were automatically converted to 50,601 Class A shares and during the period ended October 31, 2004, 61,341 Class B shares representing $461,304 were automatically converted to 57,026 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended October 31,

Class A Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	8.57	7.28	5.97	7.42	17.21
Investment Operations:
Investment income (loss)—net [a]	.07	.09	.03	(.00)[b]	(.04)
Net realized and unrealized
gain (loss) on investments	1.48	1.42	1.41	(1.45)	(4.91)
Total from Investment Operations	1.55	1.51	1.44	(1.45)	(4.95)
Distributions:
Dividends from investment income—net	(.18)	(.22)	(.13)	—	—
Dividends from net realized
gain on investments	—	—	—	—	(4.84)
Total Distributions	(.18)	(.22)	(.13)	—	(4.84)
Net asset value, end of period	9.94	8.57	7.28	5.97	7.42

Total Return (%) [c]	18.18	21.40	24.53	(19.54)	(39.33)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.72	1.95	2.02	1.83	1.51
Ratio of net expenses
to average net assets	1.39	1.95	2.02	1.83	1.51
Ratio of net investment income
(loss) to average net assets	.74	1.08	.45	(.05)	(.37)
Portfolio Turnover Rate	64.27	174.49	122.55	146.03	223.72

Net Assets, end of period ($ x 1,000)	34,063	45,440	29,246	26,334	36,546

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class B Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	7.94	6.75	5.54	6.94	16.54
Investment Operations:
Investment income (loss)—net [a]	.00[b]	.02	(.03)	(.07)	(.13)
Net realized and unrealized
gain (loss) on investments	1.37	1.33	1.30	(1.33)	(4.63)
Total from Investment Operations	1.37	1.35	1.27	(1.40)	(4.76)
Distributions:
Dividends from investment income—net	(.12)	(.16)	(.06)	—	—
Dividends from net realized
gain on investments	—	—	—	—	(4.84)
Total Distributions	(.12)	(.16)	(.06)	—	(4.84)
Net asset value, end of period	9.19	7.94	6.75	5.54	6.94

Total Return (%) [c]	17.32	20.30	23.07	(20.17)	(39.90)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.53	2.78	3.04	2.80	2.42
Ratio of net expenses
to average net assets	2.19	2.78	3.04	2.80	2.42
Ratio of net investment income
(loss) to average net assets	.04	.24	(.60)	(1.11)	(1.30)
Portfolio Turnover Rate	64.27	174.49	122.55	146.03	223.72

Net Assets, end of period ($ x 1,000)	2,419	2,168	1,936	1,965	3,520

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended October 31,

Class C Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	7.59	6.47	5.30	6.67	16.02
Investment Operations:
Investment income (loss)—net [a]	.01	.02	(.02)	(.05)	(.11)
Net realized and unrealized
gain (loss) on investments	1.30	1.27	1.25	(1.32)	(4.40)
Total from Investment Operations	1.31	1.29	1.23	(1.37)	(4.51)
Distributions:
Dividends from investment income—net	(.13)	(.17)	(.06)	—	—
Dividends from net realized
gain on investments	—	—	—	—	(4.84)
Total Distributions	(.13)	(.17)	(.06)	—	(4.84)
Net asset value, end of period	8.77	7.59	6.47	5.30	6.67

Total Return (%) [b]	17.35	20.33	23.45	(20.54)	(39.56)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.48	2.77	2.89	2.71	2.33
Ratio of net expenses
to average net assets	2.14	2.77	2.89	2.71	2.33
Ratio of net investment income
(loss) to average net assets	.11	.23	(.41)	(.93)	(1.17)
Portfolio Turnover Rate	64.27	174.49	122.55	146.03	223.72

Net Assets, end of period ($ x 1,000)	1,210	840	663	563	754

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,

Class R Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	8.72	7.40	6.08	7.45	17.22
Investment Operations:
Investment income (loss)—net [a]	.09	.06	.11	.02	(.01)
Net realized and unrealized
gain (loss) on investments	1.49	1.45	1.30	(1.39)	(4.92)
Total from Investment Operations	1.58	1.51	1.41	(1.37)	(4.93)
Distributions:
Dividends from investment income—net	(.15)	(.19)	(.09)	—	—
Dividends from net realized
gain on investments	—	—	—	—	(4.84)
Total Distributions	(.15)	(.19)	(.09)	—	(4.84)
Net asset value, end of period	10.15	8.72	7.40	6.08	7.45

Total Return (%)	18.31	20.89	23.21	(18.26)	(39.10)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.63	2.24	2.21	1.47	1.19
Ratio of net expenses
to average net assets	1.28	2.24	2.21	1.47	1.19
Ratio of net investment income
(loss) to average net assets	.98	.69	1.24	.29	(.09)
Portfolio Turnover Rate	64.27	174.49	122.55	146.03	223.72

Net Assets, end of period ($ x 1,000)	47	19	20	32	734

[a] Based on average shares outstanding at each month end. See notes to financial statements.

		Year Ended October 31,

Class T Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	8.39	7.17	5.84	7.33	17.13
Investment Operations:
Investment income (loss)—net [a]	.08	(.03)	(.06)	(.09)	(.08)
Net realized and unrealized
gain (loss) on investments	1.40	1.39	1.39	(1.40)	(4.88)
Total from Investment Operations	1.48	1.36	1.33	(1.49)	(4.96)
Distributions:
Dividends from investment income—net	(.19)	(.14)	—	—	—
Dividends from net realized
gain on investments	—	—	—	—	(4.84)
Total Distributions	(.19)	(.14)	—	—	(4.84)
Net asset value, end of period	9.68	8.39	7.17	5.84	7.33

Total Return (%) [b]	17.87	19.22	22.77	(20.33)	(39.62)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.13	3.75	3.47	2.72	1.93
Ratio of net expenses
to average net assets	1.78	3.75	3.47	2.72	1.93
Ratio of net investment income
(loss) to average net assets	.77	(.44)	(1.05)	(1.14)	(.81)
Portfolio Turnover Rate	64.27	174.49	122.55	146.03	223.72

Net Assets, end of period ($ x 1,000)	26	3	1	1	7

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund.The fund's investment objective is to maximize capital growth. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $237,365, accumulated capital losses $16,157,634 and unrealized appreciation $5,523,025.

The accumulated capital loss carryover is available be applied against future net securities profits, if any, realized subsequent to October 31, 2005. If not applied, $11,605,405 of the carryover expires in fiscal 2009, $3,503,697 expires in fiscal 2010 and $1,048,532 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2005 and October 31, 2004, were as follows: ordinary income $1,028,750 and $954,015, respectively.

During the period ended October 31, 2005, as a result of permanent book to tax differences primarily due to tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $41,745 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2005, the fund did not borrow under either line of credit.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly. Dreyfus had undertaken from November 1, 2004 through October 31, 2005, that if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.15% of the value of the fund's average daily net assets. Dreyfus has currently undertaken from November 1, 2005 through October 31, 2006, that if the aggregate expenses of the fund, (exclusive of certain expenses as described above) exceed an annual rate of 1.50% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $134,270 during the period ended October 31, 2005.

During the period ended October 31, 2005, the Distributor retained $5,502 from commissions earned on sales of the fund's Class A shares and $1,668 and $461 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2005, Class B, Class C and Class T shares were charged $17,955, $7,730 and $73, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2005, Class A, Class B, Class C and Class T shares were charged $94,557, $5,985, $2,576 and $73, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2005, the fund was charged $42,711 pursuant to the transfer agency agreement.

During the period ended October 31, 2005, the fund was charged $3,143 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: investment advisory fees $23,980, Rule 12b-1 distribution plan fees $2,313, shareholder services plan fees $7,983, chief compliance officer fees $1,239 and transfer agency per account fees $7,246, which are offset against an expense reimbursement currently in effect in the amount of $5,079.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 2005, amounted to $26,129,577 and $45,112,878, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2005, there were no open forward currency exchange contracts.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Contracts open at October 31,2005,are set forth in the Statement of Financial Futures.

At October 31, 2005, the cost of investments for federal income tax purposes was $30,355,631 accordingly, accumulated net unrealized appreciation on investments was $5,499,943, consisting of $5,824,414 gross unrealized appreciation and $324,471 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier International Growth Fund (one of the funds comprising Dreyfus Premier International Funds, Inc.) as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 8, 2005

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2005:

—the total amount of taxes paid to foreign countries was $93,189.

—the total amount of income sourced from foreign countries was $334,926.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2005 calendar year with Form 1099-DIV which will be mailed by January 31, 2006.

For the fiscal year ended October 31, 2005, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $94,313 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on May 24, 2005, the Board considered the re-approval for an annual period of the fund's Investment Advisory Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board mem-bers,none of whom are "interested persons"(as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by the Manager pursuant to the Investment Advisory Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager. The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Investment Advisory Fee and Expense Ratio. The Board members reviewed the fund's performance, investment advisory fee and expense ratio and

The Fund 33

INFORMATION ABOUT THE REVIEW AND A PPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members discussed the results of the comparisons for various periods ended March 31, 2005, and noted that the fund's performance was better than the comparison group and Lipper category averages for the one-year period ended March 31, 2005, but was below the comparison group and Lipper category averages for the three-, five- and ten-year periods ended March 31, 2005.The Board members noted that in October 2004, the fund's sub-investment advisory relationship was terminated and a new primary portfolio manager for the fund was appointed.The Board members discussed with the portfolio manager his investment strategy and the efforts undertaken to improve the fund's performance.The Board members also discussed the fund's investment advisory fee and expense ratio and reviewed the range of investment advisory fees and expense ratios for the funds in the comparison group. The fund's investment advisory fee was lower than the investment advisory fee paid by each of the other funds in the comparison group, but the fund's total expense ratio was higher than the comparison group and Lipper category averages. It was noted that the Manager had undertaken to waive a portion of its investment advisory fee and/or reimburse certain expenses of the fund through October 31, 2005, so that the fund's total expense ratio (with respect to Class A shares), after such waiver and/or reimbursement, was lower than the comparison group and Lipper category averages. After discussions with the Board members,the Manager agreed to a new undertaking that,until October 31, 2006, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses, commitment fees on borrowings, shareholder servicing fees and Rule 12b-1 fees, but including the investment advisory fee, exceed 1.50% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Investment Advisory Agreement, or the Manager will bear, such excess expense.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the "Similar Funds"), and noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed differences in fees paid for managing the Similar Funds and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds managed by the Manager to evaluate the appropriateness and reasonableness of the fund's investment advisory fees.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager's representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which,like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT ADVISORY AGREEMENTR E E M E N T (Unaudited) (continued)

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Investment Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board generally was satisfied with the Manager's efforts to improve the fund's performance, as well as with the change in the fund's portfolio management which occurred in October 2004, but concluded that it was necessary to continue to closely monitor the fund's performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, including the Manager's undertaking to waive a portion of its investment advisory fee and/or reimburse certain expenses of the fund, costs of the services provided and prof- its to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the investment advisory fee rate charged to the fund, and that, to the extent in the future it were to be determined that mater- ial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Gordon J. Davis (64)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26
———————
David P. Feldman (65)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 58
———————
Lynn Martin (65)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women
Other Board Memberships and Affiliations:
• SBC Communications, Inc., Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Member of the Council of Foreign Relations
No. of Portfolios for which Board Member Serves: 11

Daniel Rose (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 22
———————
Philip L. Toia (72)
Board Member (1997)
Principal Occupation During Past 5 Years:
• Retired
No. of Portfolios for which Board Member Serves: 11
———————
Sander Vanocur (77)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No.of Portfolios for which Board Member Serves: 22
———————
Anne Wexler (75)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Eugene McCarthy, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 41

For More	Information

Dreyfus Premier	Transfer Agent &
International Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0092AR1005

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ernst & Young is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,310 in 2004 and $48,032 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $178,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,282 in 2004 and $7,216 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $281 in 2004 and $573 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $653,655 in 2004 and $755,822 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier International Funds, Inc.

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	December 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	December 28, 2005

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	December 28, 2005

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)